VESSELS UNDER CAPITAL LEASE, NET	12 Months Ended
Dec. 31, 2016
Leases, Capital [Abstract]
VESSELS UNDER CAPITAL LEASE, NET

19.	VESSELS UNDER CAPITAL LEASE, NET

Movements in the two years ended December 31, 2016 may be summarized as follows:

(in thousands of $)	Cost	Accumulated Depreciation	Net Carrying Value
Balance at December 31, 2014	—	—	—
Acquired upon the Merger	706,219	—
Depreciation		(11,993)
Balance at December 31, 2015	706,219	(11,993)	694,226
Impairment loss	(63,958)	20,478
Lease termination	(34,812)	8,173
Depreciation		(87,674)
Balance at December 31, 2016	607,449	(71,016)	536,433

The outstanding obligations under capital leases as of December 31, 2016 are payable as follows:

(in thousands of $)
2017	85,808
2018	86,040
2019	79,495
2020	69,598
2021	61,270
Thereafter	166,565
Minimum lease payments	548,776
Less: imputed interest	(126,176)
Present value of obligations under capital leases	422,600

As of December 31, 2016, the Company held 13 vessels under capital leases (2015: 15 vessels), all of which are leased from Ship Finance and were acquired upon the Merger (2015: 14 vessels). The remaining periods on these leases at December 31, 2016 range from 4 to 10 years. The Company recognized capital lease interest expense in 2016 of $35.4 million (2015: $3.4 million).Two of these vessels have been subleased under noncancelable operating leases. The total future minimum sublease rentals to be received under these contracts as of December 31, 2016 amounts to $7.5 million.

In May 2015, the Company and Ship Finance agreed to amendments to the leases on 12 VLCCs and five Suezmaxes, the related management agreements and further amendments to the charter ancillary agreements for the remainder of the charter periods. As a result of the amendments to the charter ancillary agreements, which took effect on July 1, 2015, the daily hire payable to Ship Finance was reduced to $20,000 per day and $15,000 per day for VLCCs and Suezmaxes, respectively. The fee due from Ship Finance for operating costs was increased from $6,500 per day per vessel to $9,000 per day per vessel. In return, the Company issued 11.0 million new shares (as adjusted for the 1-for-5 reverse share split in February 2016) to Ship Finance and the profit share above the new daily hire rates was increased from 25% to 50%. The Company was released from its guarantee obligation in exchange for agreeing to maintain a cash buffer of $2.0 million per vessel in its chartering counterparty. At December 31, 2016, the contingent rental expense due to Ship Finance is $12.2 million (2015: $20.6 million).

As the Merger has been accounted for as a reverse business acquisition in which Frontline 2012 is treated as the accounting acquirer, all of the Company's assets and liabilities were recorded at fair value on November 30, 2015 such that estimated profit share over the remaining terms of the leases has been recorded in the balance sheet obligations. Consequently, the Company will only record profit share expense following the Merger when the actual expense is different to that estimated at the date of the Merger. As of December 31, 2016, the Company has recorded total obligations under these capital leases of $422.6 million of which $262.7 million is in respect of the minimum contractual payments and $159.9 million is in respect of contingent rental expense. Profit share arising in the year ended December 31, 2016 was $50.9 million, which was $18.6 million less than the amount accrued in the lease obligations payable when the leases were recorded at fair value at the time of the merger with Frontline 2012. No contingent rental expense was recorded in the month of December 2015.

In May 2016, the Company agreed with Ship Finance to terminate the long term charter for the 1998-built VLCC Front Vanguard. The charter was terminated in July 2016. The Company agreed to a compensation payment to Ship Finance of $0.4 million for the termination of the charter and recorded an impairment loss of $7.3 million in the three months ended June 30, 2016 and recorded a gain on lease termination of $0.1 million. In the three months ended September, 2016, the Company recorded an impairment loss of $8.9 million in respect of three vessels leased in from Ship Finance - the 1997-built Front Ardenne, the 1998-built Front Brabant and the 1998-built Front Century - based on a 25% probability assumption of terminating the vessel's lease before the next dry dock. This impairment loss included $5.6 million in respect of Front Century.

In November 2016, the Company agreed with Ship Finance to terminate the long term charter for Front Century upon the sale and delivery of the vessel to a third party. The charter was terminated in March 2017. The Company has agreed a compensation payment to Ship Finance of approximately $4.0 million for the termination of the charter and recorded an impairment loss of $27.3 million in the three months ended December 31, 2016 based on a 100% probability assumption of terminating the vessel's lease before the next dry dock. The Company expects to record a gain on lease termination of $20.3 million in the first quarter of 2017. Following this termination, the number of vessels on charter from Ship Finance was reduced to twelve vessels, including ten VLCCs and two Suezmax tankers.